POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JANUARY 16, 2015 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2014, AS SUPPLEMENTED JULY 8, 2014 AND NOVEMBER 3, 2014

Effective as of January 16, 2015, Invesco Australia Limited is no longer a sub-adviser to PowerShares Senior Loan Portfolio and any references in the Statement of Additional Information to Invesco Australia Limited are hereby removed.

Please Retain This Supplement For Future Reference.

P-PS-SOAI-11 SUP-2 011615